INVENTORIES	12 Months Ended
Dec. 31, 2012
INVENTORIES
8.	INVENTORIES

Inventories, net consist of the following:

	As of December 31,
	2011	2012
Raw materials	$2,036	$1,134
Finished goods	1,882	4,544

Inventories, net	$3,918	$5,678

Movement of provision for inventory was as follows:

	December 31,
	2010	2011	2012
Balance at beginning of the year	$370	$405	$450
Charge to expenses	35	45	217

Balance at end of the year	$405	$450	$667